EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Furniture Brands International, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David P. Howard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David P. Howard
David P. Howard
Title: Chief Financial Officer
Furniture Brands International, Inc.
March 12, 2004